Exhibit 10(b)

EXECUTION COPY

AMENDMENT NO. 11 TO TRANSFER AND ADMINISTRATION AGREEMENT

          AMENDMENT NO. 11 TO TRANSFER AND ADMINISTRATION AGREEMENT, dated as of August 13, 2004 (this “Amendment”), to that certain Transfer and Administration Agreement dated as of March 21, 2001, as amended by Amendment No. 1 to Transfer and Administration Agreement dated as of November 30, 2001, Amendment No. 2 to Transfer and Administration Agreement dated as of December 14, 2001, Amendment No. 3 to Transfer and Administration Agreement dated as of March 20, 2002, Amendment No. 4 to Transfer and Administration Agreement dated as of March 29, 2002, Amendment No. 5 to Transfer and Administration Agreement dated as of May 22, 2002, Amendment No. 6 and Limited Waiver to Transfer and Administration Agreement dated as of September 27, 2002, Amendment No. 7 to Transfer and Administration Agreement dated as of February 19, 2003, Amendment No. 8 to Transfer and Administration Agreement dated as of April 14, 2003, Amendment No. 9 to Transfer and Administration Agreement dated as of August 13, 2003, and Amendment No. 10 to Transfer and Administration Agreement dated as of February 18, 2004 (as so amended and in effect, the “TAA”), by and among Arrow Electronics Funding Corporation, a Delaware corporation (the “SPV”), Arrow Electronics, Inc., a New York corporation, individually (“Arrow”) and as the initial Master Servicer, the several commercial paper conduits identified on Schedule A to the TAA and their respective permitted successors and assigns (the “Conduit Investors”; each individually, a “Conduit Investor”), the agent bank set forth opposite the name of each Conduit Investor on such Schedule A and its permitted successors and assigns (each a “Funding Agent”) with respect to such Conduit Investor, and Bank of America, National Association, a national banking association, as the administrative agent for the Investors (the “Administrative Agent”), and the financial institutions from time to time parties thereto as Alternate Investors. Capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the TAA.

PRELIMINARY STATEMENTS:

          WHEREAS, the SPV, Arrow, the Conduit Investors, the Funding Agents, the Alternate Investors and the Administrative Agent have entered into the TAA;

          WHEREAS, the SPV and Arrow have requested that the Conduit Investors, the Funding Agents, the Alternate Investors and the Administrative Agent agree to make certain changes and amendments to the TAA;

          WHEREAS, Old Line Funding, LLC and Bowand, LLC (“Bowand”) desire to become Conduit Investors under the TAA and Royal Bank of Canada and Danske Bank A/S, New York Branch desire to become Alternate Investors and Funding Agents under the TAA;

          WHEREAS, Kitty Hawk Funding Corporation and Delaware Funding Company, LLC have agreed to reduce their respective Conduit Funding Limits and Bank of America and JPMorgan Chase Bank have agreed to reduce their respective Alternate Investor Commitments;

Exhibit 10(b)

          WHEREAS, subject to the terms and conditions set forth herein, the Conduit Investors, the Alternate Investors, the Funding Agents and the Administrative Agent are willing to make such changes and amendments to the TAA; and

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          SECTION 1. Amendments to the TAA. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the TAA is hereby amended as follows:

               Section 1.1. Section 1.1 is amended by amending and restating the definition of “Multi-year Credit Agreement,” such definition to read in its entirety as follows:

“Multi-year Credit Agreement” means the $450,000,000 Amended and Restated Three-Year Credit Agreement, dated as of December 18, 2003, among Arrow, the subsidiary borrowers parties thereto, the several banks and other financial institutions from time to time parties thereto, Bank of America, N.A., The Bank of Nova Scotia, BNP Paribas and Fleet National Bank, as Syndication Agents, and JPMorgan Chase Bank, as Administrative Agent, as the same may from time to time be amended, supplemented or otherwise modified, or, in the event that such Amended and Restated Three Year Credit Agreement has expired, has terminated or is otherwise no longer in effect, the “Multi-year Credit Agreement” shall mean the then current replacement credit or loan facility among Arrow and the lender(s) party thereto; provided, however, that if no such credit or loan facility is then in effect, the Multi-year Credit Agreement shall mean the most recent credit or loan facility as in effect immediately prior to its expiration, or other termination.

               Section 1.2. As of the effective date of this Amendment, Royal Bank of Canada, as Alternate Investor and Funding Agent, Old Line Funding, LLC, as Conduit Investor, Danske Bank A/S, New York Branch, as Alternate Investor and Funding Agent, and Bowand, LLC, as Conduit Investor (collectively, the “New TAA Parties”), shall each be a party to the TAA and, to the extent provided in this Amendment, have the rights and obligations of an Alternate Investor, Funding Agent or Conduit Investor, as applicable, thereunder.

     Accordingly, each of the New TAA Parties (i) confirms that it has received a copy of the TAA, the First Tier Agreement and each Originator Agreement together with copies of the financial statements referred to in Section 6.1 of the TAA, to the extent delivered through the date of this Amendment, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) appoints and authorizes the Administrative Agent and the Related Funding Agent to take such action as Administrative Agent or the Related Funding Agent on its behalf and to exercise such powers and discretion under the TAA and the other Transaction Documents as are delegated to the Administrative Agent or the Related Funding Agent by the terms thereof, together with such

Exhibit 10(b)

powers and discretion as are reasonably incidental thereto; (iii) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the TAA are required to be performed by it as an Alternate Investor or Conduit Investor, as applicable; and (iv) specifies as its address for notices and its account for payments the office and account set forth beneath its name on the signature pages hereof; and (v) has pursuant to Section 9.3(e) of the TAA, agreed to deliver the forms prescribed by the Internal Revenue Service of the United States of America certifying as to the Assignee’s status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the TAA or such other documents as are necessary to indicate that all such payments are subject to such rates at a rate reduced by an applicable tax treaty.

               Section 1.3. Schedule A to the TAA is deleted in its entirety and is replaced with the schedule attached hereto as Annex I.

               Section 1.4. Schedule B to the TAA is deleted in its entirety and is replaced with the schedule attached hereto as Annex II.

               Section 1.5. Schedule 11.3 to the TAA is deleted in its entirety and is replaced with the schedule attached hereto as Annex III.

               Section 1.6. In addition to the foregoing and notwithstanding anything to the contrary contained in the TAA, each of the parties hereto hereby agree as follows:

     so long as Bowand is a Conduit Investor party to the TAA,

                    (i) Polonius Inc., a corporation organized under the laws of the state of Delaware (“Polonius”), shall be deemed to be:

                         (1) a “Conduit Investor” for purposes of the definition of “Commercial Paper”, Sections 2.4(b), 2.4(f), 11.11 and 11.12, and the definitions of “CP Rate” and “Yield” in Section 2.4(d), of the TAA;

                         (2) a “Match Funding Conduit Investor” for purposes of the definition of “Interest Component”, Sections 2.4(b) and 2.5, and the definitions of “Alternate Rate”, “CP Rate” and“Rate Period” in Section 2.4(d), of the TAA; and

                         (3) an “Investor” for purposes of Sections 2.3(b)(ii) and 9.1 through 9.6 of the TAA; provided that no provision of this Section 1.6(i) shall result in a duplicate obligation owing by the SPV to Bowand and Polonius under Section 2.4 or 2.5 or Schedule I or IV of the TAA in respect of Yield or Fees, determined as if Bowand and Polonius were one in the same Conduit Investor (or Match Funding Conduit Investor, as applicable) for purposes thereof.

                    (ii) Polonius agrees to be bound by, and to comply with, the applicable provisions of Sections 2.4, 9.2, 9.3 and 11.4 of the TAA.

Exhibit 10(b)

          SECTION 2. Representations and Warranties of the SPV and Arrow. To induce the Conduit Investors, Alternate Investors, the Funding Agents and the Administrative Agent to enter into this Amendment, the SPV and Arrow each makes the following representations and warranties (which representations and warranties shall survive the execution and delivery of this Amendment) as of the date hereof, after giving effect to the amendments set forth herein:

               Section 2.1. Authority. The SPV and Arrow each has the requisite corporate power, authority and legal right to execute and deliver this Amendment and to perform its obligations hereunder and under the Transaction Documents, including the TAA (as modified hereby). The execution, delivery and performance by the SPV and Arrow of this Amendment and their performance of the Transaction Documents, including the TAA (as modified hereby), have been duly approved by all necessary corporate action and no other corporate proceedings are necessary to consummate such transactions.

               Section 2.2. Enforceability. This Amendment has been duly executed and delivered by the SPV and Arrow. This Amendment is the legal, valid and binding obligation of the SPV and Arrow, enforceable against the SPV and Arrow in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally and the application of general principles of equity (regardless of whether considered in a proceeding at law or in equity). The making and delivery of this Amendment and the performance of the Agreement, as amended by this Amendment, do not violate any provision of law or any regulation (except to the extent that the violation thereof could not, in the aggregate, be expected to have a Material Adverse Effect or a material adverse effect on the condition (financial or otherwise), business or properties of Arrow and the other Originators, taken as a whole), or its charter or by-laws, or result in the breach of or constitute a default under or require any consent under any indenture or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected.

               Section 2.3. Representations and Warranties. The representations and warranties contained in the Transaction Documents are true and correct on and as of the date hereof as though made on and as of the date hereof after giving effect to this Amendment.

               Section 2.4. No Termination Event. After giving effect to this Amendment, no event has occurred and is continuing that constitutes a Termination Event or a Potential Termination Event.

          SECTION 3. Conditions Precedent. This Amendment shall become effective, as of the date hereof, on the date on which the following conditions precedent shall have been fulfilled:

               Section 3.1. This Amendment. The Administrative Agent shall have received counterparts of this Amendment, duly executed by each of the parties hereto.

Exhibit 10(b)

               Section 3.2. Additional Documents. The Administrative Agent shall have received all additional approvals, certificates, documents, instruments and items of information as the Administrative Agent may reasonably request and all of the foregoing shall be in form and substance reasonably satisfactory to the Administrative Agent and each Funding Agent.

               Section 3.3. Legal Matters. All instruments and legal and corporate proceedings in connection with the transactions contemplated by this Amendment shall be satisfactory in form and substance to the Administrative Agent, the Administrative Agent’s counsel and each Funding Agent and the fees and expenses of counsel to the Administrative Agent incurred in connection with the execution of this Amendment and the transactions contemplated hereby shall have been paid in full.

          SECTION 4. References to and Effect on the Transaction Documents.

               Section 4.1. Except as specifically amended and modified hereby, each Transaction Document is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

               Section 4.2. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Investor, Funding Agent or the Administrative Agent under any Transaction Document, nor constitute a waiver, amendment or modification of any provision of any Transaction Document, except as expressly provided in Section 1 hereof.

               Section 4.3. This Amendment contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

               Section 4.4. Each reference in the TAA to “this Agreement”, “hereunder”, “hereof” or words of like import, and each reference in any other Transaction Document to “the Transfer and Administration Agreement”, “thereunder”, “thereof” or words of like import, referring to the Agreement, shall mean and be a reference to the Agreement as amended hereby.

Exhibit 10(b)

          SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 7. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG ANY OF THEM ARISING OUT OF, CONNECTED WITH, RELATING TO OR INCIDENTAL TO THE RELATIONSHIP BETWEEN THEM IN CONNECTION WITH THIS AMENDMENT OR ANY OTHER TRANSACTION DOCUMENT.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

Arrow Electronics Funding Corporation, as SPV
By:	/s/ Ira M. Birns
	Name:	Ira M. Birns
	Title:	President

Arrow Electronics, Inc., individually and as Master Servicer
By:	/s/ Ira M. Birns
	Name:	Ira M. Birns
	Title:	Vice President and Treasurer

Kitty Hawk Funding Corporation, as a Conduit Investor
By:	/s/ Jill A. Gordon
	Name:	Jill A. Gordon
	Title:	Vice President

Bank of America, National Association, as a Funding Agent, as Administrative Agent, and as an Alternate Investor
By:	/s/ Charu Mani
	Name:	Charu Mani
	Title:	Vice President

Delaware Funding Company, LLC, as a Conduit Investor By: JPMorgan Chase Bank, its attorney-in-fact
By:	/s/ Mark J. Connor
	Name:	Mark J. Connor
	Title:	Vice President

JPMorgan Chase Bank, (successor by merger to Morgan Guaranty Trust Company of New York) as a Funding Agent and as an Alternate Investor
By:	/s/ Christopher Lew
	Name:	Christopher Lew
	Title:	Assistant Vice President

Alpine Securitization Corp., as a Conduit Investor By: Credit Suisse First Boston, New York Branch, its attorney-in-fact

By:	/s/ Mark Lengel
	Name:	Mark Lengel
	Title:	Director

By:	/s/ Joseph Soave
	Name:	Joseph Soave
	Title:	Director

Credit Suisse First Boston, New York Branch as a Funding Agent and as an Alternate Investor
By:	/s/ Joseph Borg
	Name:	Joseph Borg
	Title:	Vice President

By:	/s/ Alberto Zonca
	Name:	Alberto Zonca
	Title:	Vice President

Liberty Street Funding Corp., as a Conduit Investor
By:	/s/ Bernard J. Angelo
	Name:	Bernard J. Angelo
	Title:	Vice President

The Bank of Nova Scotia, as a Funding Agent and as an Alternate Investor
By:	/s/ Norman Last
	Name:	Norman Last
	Title:	Managing Director

Gotham Funding Corporation, as a Conduit Investor
By:	/s/ R. Douglas Donaldson
	Name:	R. Douglas Donaldson
	Title:	Treasurer

The Bank of Tokyo-Mitsubishi, Ltd., New York Branch, as a Funding Agent
By:	/s/ A.K. Reddy
	Name:	A.K. Reddy
	Title:	Vice President

The Bank of Tokyo-Mitsubishi, Ltd., New York Branch, as an Alternate Investor
By:	/s/ J. Terrence Dennehy
	Name:	J. Terrence Dennehy
	Title:	Authorized Signatory

Bowand, LLC, as a Conduit Investor
By:	/s/ Bernard J. Angelo
	Name:	Bernard J. Angelo
	Title:	President

Notice Delivered to: Bowand, LLC c/o Global Securitization Services, LLC 445 Broad Hollow Road Melville, NY 11747 Ph: (631) 587-4700 Fax: (212) 302-8767

Danske Bank A/S, New York Branch, as a Funding Agent and as an Alternate Investor
By:	/s/ John A. O’Neill		/s/ Peter L. Hargraves
	Name:	John A. O’Neill	Peter L. Hargraves
	Title:	Assistant General Manager	Vice President

Notice Delivered to: Danske Bank A/S, New York Branch 299 Park Avenue, 14th Floor New York, New York 10171-1499

Attention: Joe Brandariz Telephone: 212/984-8430 Facsimile: 212/984-9570

Old Line Funding, LLC, as a Conduit Investor

By:	/s/ Robert S. Jones
	Name:	Robert S. Jones
	Title:	Authorized Signatory

Notice Delivered to:

OLD LINE FUNDING, LLC
c/o Global Securitization Services, LLC
445 Broad Hollow Road
Suite 239
Melville, NY 11747
Attention: Andrew L. Stidd, Managing Director
Tel. No.: (631) 930-7207
Facsimile No.: (212) 302-8767

Royal Bank of Canada as a Funding Agent and as an Alternate Investor
By:	/s/ Robert S. Jones
	Name:	Robert S. Jones
	Title:	Authorized Signatory

By:	/s/ Steven F. Adams
	Name:	Steven F. Adams
	Title:	Authorized Signatory

Notice Delivered to:

ROYAL BANK OF CANADA
One Liberty Plaza, 5th Floor
New York, NY 10006-1404
Attention: Managing Director, Global Securitization Group
Tel No.: (212) 428-6537
Facsimile No.: (212) 428-2304

Agreed and Acknowledged to by :

Polonius Inc. as a commercial paper conduit
By:	/s/ Bernard J. Angelo
	Name:	Bernard J. Angelo
	Title:	Vice President

ANNEX I

Schedule A

	Conduit	Related		Alternate
	Funding	Alternate	Related Funding	Investor(s)
Conduit Investor	Limit	Investor(s)	Agent	Commitment
Kitty Hawk Funding Corporation	$82,280,000	Bank of America, National Association	Bank of America, National Association	$82,280,000
Delaware Funding Company, LLC	$82,280,000	JPMorgan Chase Bank (successor by merger to Morgan Guaranty Trust Company)	JPMorgan Chase Bank (successor by merger to Morgan Guaranty Trust Company)	$82,280,000
Alpine Securitization Corp.	$82,280,000	Credit Suisse First Boston, New York Branch	Credit Suisse First Boston, New York Branch	$82,280,000
Liberty Street Funding Corp.	$82,280,000	The Bank of Nova Scotia	The Bank of Nova Scotia	$82,280,000
Gotham Funding Corporation	$82,280,000	The Bank of Tokyo-Mitsubishi, Ltd., New York Branch	The Bank of Tokyo-Mitsubishi, Ltd., New York Branch	$82,280,000
Old Line Funding, LLC	$74,800,000	Royal Bank of Canada	Royal Bank of Canada	$74,800,000
Bowand, LLC	$74,800,000	Danske Bank A/S, New York Branch	Danske Bank A/S, New York Branch	$74,800,000

Annex II

SCHEDULE B

Match Funding Conduit Investors

Kitty Hawk Funding Corporation

Old Line Funding, LLC

Bowand, LLC

Annex III

SCHEDULE 11.3

Address and Payment Information

If to the Conduit Investors:

(1)	Kitty Hawk Funding Corporation Lord Securities 48 Wall Street 27th Floor New York, New York 10005 Attention: Jill Gordon Telephone: 212/346-9021 Facsimile: 212/346-9012

(2)	Delaware Funding Company, LLC 500 Stanton Christiana Road Newark, DE 19713 Location: CS /2 Attention: Asset Backed Finance Telephone: 302/634-5501 Facsimile: 302/634-5490

(3)	Alpine Securitization Corp.
c/o Credit Suisse First Boston, New York Branch
as Administrative Agent
11 Madison Avenue
New York, NY 10010
Attention: Joe Soave
Telephone: 212/325-9082
Facsimile: 212/325-4519

(4)	Liberty Street Funding Corp. c/o Global Securitization Services, LLC 114 West 47th Street Suite 1715 New York, NY 10036 Attention: Andrew L. Stidd Telephone: 212/302-5151 Facsimile: 212/302-8767

(5)	Gotham Funding Corporation
c/o The Bank of Tokyo-Mitsubishi, Ltd., New York Branch
1251 Avenue of the Americas
New York, New York 10020
Attention: Devang Sodha
Telephone: 212/782-5980
Facsimile: 212/782-6998

(6)	Old Line Funding, LLC c/o Global Securitization Services, LLC 445 Broad Hollow Road Suite 239 Melville, NY 11747 Attention: Tony Wong Tel. No.: (631) 930-7207 Facsimile No.: (212) 302-8767

(7)	Bowand, LLC c/o Global Securitization Services, LLC 445 Broad Hollow Road Suite 239 Melville, NY 11747 Ph: (631) 587-4700 Fax: (212) 302-8767

If to the Alternate Investors:

(1)	Bank of America, National Association
NC1-027-19-01
214 North Tryon Street, 19th Floor
Charlotte, NC 28255
Attention: Global Asset Backed Securitization Group; Portfolio Management
Attention: Charu Mani
Telephone: 704/683-4692
Facsimile: 704/388-9169

(2)	JPMorgan Chase Bank 4 New York Plaza, 6th Floor New York, NY 10004 Attention: Conduit Administration Telephone: (212) 623-5370 Facsimile: (212) 623-5980

(3)	Credit Suisse First Boston, New York Bank 11 Madison Avenue New York, New York 10010 Attention: Joe Soave Telephone: 212/325-9082 Facsimile: 212/325-4519

(4)	The Bank of Nova Scotia 1 Liberty Plaza, 26th Floor New York, New York 10006 Attention: [Richard L. Taiano] Telephone: 212/225-5070 Facsimile: 212/225-5290

(5)	The Bank of Tokyo-Mitsubishi, Ltd., New York Branch
1251 Avenue of the Americas
New York, New York 10020
Attention: US Corporate Banking, PMG Group, Spencer Hughes
Telephone: 212/782-4226
Facsimile: 212/782-6998

(6)	Royal Bank of Canada One Liberty Plaza, 5th Floor New York, NY 10006-1404 Attention: Managing Director, Global Securitization Group Tel No.: (212) 428-6537 Facsimile No.: (212) 428-2304

(7)	Danske Bank A/S, New York Branch 299 Park Avenue, 14th Floor New York, New York 10171-1499 Attention: Peter Hargraves Telephone: 212/984-8433 Facsimile: 212/984-9567

If to the Funding Agents:

(1)	Bank of America, National Association,
as Funding Agent for Kitty Hawk Funding Corporation
NC1-027-19-01
214 North Tryon Street, 19th Floor
Charlotte, NC 28255
Attention: Global Asset Backed Securitization Group;
                    Portfolio Management
Telephone:704/683-4692
Facsimile:704/388-9169

Payment Information: Deutsche Bank
ABA 021001033 Account No.: 00362941 Account Name: DB as Depository for KHFC

(2)	JPMorgan Chase Bank,
as Funding Agent for Delaware Funding Corporation
4 New York Plaza, 6th Floor
New York, NY 10004
Attention: Conduit Administration
Telephone: (212) 623-5370
Facsimile: (212) 623-5980

Payment Information:

JPMorgan Chase Bank ABA No. 021-000-021 Account No. 507953622 Reference: Arrow Funding Corp.

(3)	Credit Suisse First Boston New York Branch,
as Funding Agent for Alpine Securitization Corp.
11 Madison Avenue
New York, New York 10010
Attention: Joe Soave
Telephone: 212/325-9082
Facsimile: 212/325-4519

Payment Information:

Bank of New York ABA No. 02-000-018 Account No. 890-038-7025 Reference: Arrow Funding

(4)	The Bank of Nova Scotia,
as Funding Agent for Liberty Street Funding Corp.
1 Liberty Plaza, 26th Floor
New York, New York 10006
Attention: Richard L. Taiano
Telephone: 212/225-5070
Facsimile: 212/225-5290

Payment Information:

The Bank of Nova Scotia- New York Agency ABA No. 026-002-532 Account No. 02158-13 Reference: Arrow Electronics Funding Corporation [Reason for Payment]

(5)	The Bank of Tokyo-Mitsubishi, Ltd., New York Branch
as Funding Agent for Gotham Funding Corporation
1251 Avenue of the Americas
10th Floor
New York, New York 10020
Attention: Aditya Reddy
Telephone: 212/782-6957
Facsimile: 212/782-6448

Payment Information:

Bank of Tokyo-Mitsubishi Trust Company ABA No. 026-009-687 Account Name: Gotham Funding Corporation Account No. 310035147 Reference: Arrow - Electronics

(6)	Royal Bank of Canada
as Funding Agent for Old Line Funding, LLC
Global Securitization Group
One Liberty Plaza
New York, New York 10006-1404
Attention:Tony Cowart
Telephone:212/428-6291
Facsimile:212/428-2304

Payment Information:

Deutsche Bank Trust Company Americas ABA #021-001-033 Account Name: Old Line Funding Corporation Account # 048-72-850 Reference: Kim Sukdeo/Arrow Electronics (212) 602-1263

(7)	Danske Bank A/S, New York Branch as Funding Agent for Bowand, LLC 299 Park Avenue, 14th Floor New York, New York 10171-1499

Attention:Joe Brandariz Telephone:212/984-8430 Facsimile:212/984-9570

Payment Information:

Danske Bank A/S, New York, New York ABA #026-003-719 Reference: Bowand, LLC

If to the SPV:

Arrow Electronics Funding Corporation
7459 South Lima Street
Building 2
Englewood, Colorado 80112
Telephone:
Facsimile:

Payment Information:
Chase Manhattan Bank
ABA 021 000 021
Account No. 323-1-96500
Reference A/R Securitization Funding

If to Arrow or the Master Servicer:

Arrow Electronics, Inc.
50 Marcus Drive
Melville, New York 11747
Telephone: (631) 847-1657
Facsimile: (631) 847-5379

Payment Information:

Chase Manhattan Bank
New York, NY
ABA 021000021
Account No. 144-0-91175

If to the Administrative Agent:

Bank of America, National Association
NC1-027-19-01
214 North Tryon Street, 19th Floor
Charlotte, NC 28255

Attention: Global Asset Backed Securitization Group;
                 Portfolio Management
Attention: Charu Mani
Telephone: 704/683-4692
Facsimile: 704/388-9169

Additional copy of Master Servicer Report, Investment Request to be delivered to:

Bank of America, National Association,
as Administrator
NC1-027-19-01
214 North Tryon Street
Charlotte, NC 28255
Attention: Global Asset Backed Securitization Group;
                  Portfolio Management, Tim Pacitto

Telephone: 704/388-9464
Facsimile: 704/388-0027
Email: timothy.pacitto@bankofamerica.com

Payment Information:

Collection Account

ABA 053 000 196
Account Name: BA as Agent for Investors - Collection Account (Arrow)
Account No. 0006 8765 0051
Reference: Arrow Electronics

Funding Account

ABA 026009593
Account Name: BA as Agent for Investors - Arrow Electronics
Account No. 0006 8765 0048
Reference: Arrow Electronics